UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2003

Maxus Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

MISSOURI	00-13457	48-1339136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Armour Road
North Kansas City, Missouri 64116
(Address of principal executive offices) (Zip Code)

(816) 303-4500
(Registrant's telephone number, including area code)

Item 7.  Exhibits

99.1	Certification of Danley K Sheldon, President and Chief Executive Officer of Maxus Realty Trust, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 202 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.

99.2	Certification of John W. Alvey, Vice President, Chief Financial Officer and Accounting Officer of Maxus Realty Trust, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 202 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.

Item 9. Regulation FD Disclosure.

          On March 14, 2003, Maxus Realty Trust, Inc.. (the “Company”) filed with the Securities and Exchange Commission its Annual Report on Form 10-KSB for the year ended December 31, 2002, (the “Report”). Accompanying the Report were the certifications of Danley K. Sheldon, the Company’s President and Chief Executive Officer and John W. Alvey, the Company’s Vice President, Chief Financial Officer and Accounting Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), in each case attached as an exhibit hereto and incorporated by reference into Item 9.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXUS REALTY TRUST, INC.
Date: March 14, 2003	By: /s/ Danley K. Sheldon
Danley K. Sheldon President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Certification of Danley K Sheldon, President and Chief Executive Officer of Maxus Realty Trust, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 202 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.

99.2	Certification of John W. Alvey, Vice President, Chief Financial Officer and Accounting Officer of Maxus Realty Trust, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 202 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.